As filed with the Securities and Exchange Commission on May 22, 2014

Registration No. 333-193756

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 2

To

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

HEADWATERS INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	2990	87-0547337
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

10701 South River Front Parkway, Suite 300

South Jordan, UT 84095

(801) 984-9400

(Address, Including Zip Code, and Telephone Number, Including Area Code, of

Registrant’s Principal Executive Offices)

Kirk A. Benson

Chief Executive Officer

Headwaters Incorporated

10701 South River Front Parkway, Suite 300

South Jordan, UT 84095

(801) 984-9400

(Name, Address, Including Zip Code, and Telephone Number,

Including Area Code, of Agent for Service)

Copy To:

Linda C. Williams, Esq.

David E. Lillevand, Esq.

Pillsbury Winthrop Shaw Pittman LLP

Four Embarcadero Center, 22nd Floor

San Francisco, California 94111

(415) 983-1000

(415) 983-1200 (facsimile)

Approximate Date of Commencement of Proposed Sale of the Securities to the Public: As soon as practicable after the effective date of this registration statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☒	Accelerated filer ☐

Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)	☐

Exchange Act Rule 14d-1(d) (Cross-Border Third Party Tender Offer)	☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

Exact Name of Registrant Guarantor as Specified in its Charter (1)	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code No.	I.R.S. Employer Identification No.

HCM Stone, LLC	Utah	5030	20-1106210

Dutch Quality Stone, Inc.	Ohio	5030	34-1834781

Eldorado SC-Acquisition Co.	Utah	5030	20-1106424

Eldorado Stone LLC	Delaware	5030	33-0910603

Eldorado Stone Acquisition Co., LLC	Utah	5030	23-3070498

Eldorado Stone Funding Co., LLC	Utah	5030	20-1162241

Stonecraft Manufacturing, LLC	Ohio	5030	36-4644860

Chihuahua Stone, LLC	Utah	5030	20-0225701

Eldorado Stone Operations, LLC	Utah	5030	91-2054852

L-B Stone, LLC	Utah	5030	06-1669668

Headwaters Resources, Inc.	Utah	2990	87-0619697

Headwaters Services Corporation	Utah	8700	87-0620660

Headwaters Construction Materials, Inc.	Utah	5030	75-3130509

HCM Utah, LLC	Utah	5030	20-1715852

Global Climate Reserve Corporation	Utah	2990	84-1617589

Headwaters Construction Materials, LLC	Texas	5030	20-1260889

Tapco International Corporation	Michigan	5030	38-3475026

Atlantic Shutter Systems, Inc.	South Carolina	5030	31-1803461

Headwaters Technology Innovation Group, Inc.	Utah	2990	87-0707919

Headwaters Energy Services Corp.	Utah	8700	83-0380929

Headwaters Heavy Oil, LLC	Utah	2990	59-3819176

Headwaters Synfuel Investments, LLC	Utah	2990	20-1641652

Covol Engineered Fuels, LC	Utah	2990	90-0221443

Covol Fuels No. 2, LLC	Utah	2990	37-1554450

Covol Fuels No. 4, LLC	Utah	2990	37-1554452

Covol Fuels No. 5, LLC	Utah	2990	37-1554453

Headwaters CTL, LLC	Utah	2990	90-0221795

Environmental Technologies Group, LLC	Utah	2990	90-0129013

Headwaters Ethanol Operators, LLC	Utah	4991	90-0266205

HES Ethanol Holdings, LLC	Utah	4991	45-1338217

Headwaters Plant Services, Inc.	Utah	2990	27-3648388

Covol Fuels Alabama No. 3, LLC	Utah	2990	45-2712690

Covol Fuels Alabama No. 4, LLC	Utah	2990	45-2713036

Covol Fuels Alabama No. 5, LLC	Utah	2990	45-2713723

Covol Fuels Alabama No. 7, LLC	Utah	2990	45-2712783

Covol Fuels Rock Crusher, LLC	Utah	2990	45-2723884

Covol Fuels Chinook, LLC	Utah	2990	45-2713771

FlexCrete Building Systems, L.C.	Utah	5030	87-0662892

HCM Louisiana, LLC	Utah	5030	80-0787948

Headwaters Clean Carbon Services LLC	Utah	2990	30-0543994

(1)                                 The principal executive office of each registrant guarantor is 10701 South River Front Parkway, Suite 300, South Jordan, Utah 84095, (801) 984-9400.

Explanatory Note

This Amendment No. 2 to Headwaters Incorporated’s Registration Statement on Form S-4 (Registration No. 333-193756) originally filed with the Securities and Exchange Commission on February 5, 2014, as amended by Amendment No. 1 filed May 1, 2014, is being filed solely for purposes of amending and filing Exhibits 5.2, 5.4 and 5.5. No changes have been made to Part I or Part II of the Registration Statement. Accordingly, this Amendment No. 2 consists only of the facing page, this Explanatory Note, the Exhibit index, the signature pages to the Registration Statement and the filed Exhibits. The remainder of the Registration Statement is unchanged and has therefore been omitted.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South Jordan, State of Utah, on May 22, 2014.

HEADWATERS INCORPORATED

By:	/s/ Kirk A. Benson
Kirk A. Benson
Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

	Director and Chief Executive Officer (Principal Executive Officer)	May 22, 2014
/s/ Kirk A. Benson
Kirk A. Benson

	Chief Financial Officer (Principal Financial and Accounting Officer)	May 22, 2014
*
Donald P. Newman

	Director	May 22, 2014
*
James A. Herickhoff

	Director	May 22, 2014
*
R Sam Christensen

		Director	May 22, 2014
*
Malyn K. Malquist

		Director	May 22, 2014
*
Blake O. Fisher, Jr.

		Director	May 22, 2014
*
Sylvia Summers

*By:	/s/ Kirk A. Benson
Kirk A. Benson
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant guarantor has caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kerrville, State of Texas, on May 22, 2014.

STONECRAFT MANUFACTURING, LLC
CHIHUAHUA STONE, LLC
ELDORADO STONE OPERATIONS, LLC
L-B STONE, LLC

By: *
Murphy K. Lents
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

		President (Principal Executive Officer)	May 22, 2014
*
Murphy K. Lents

		Manager and Chief Financial Officer (Principal Financial and Accounting Officer)	May 22, 2014
*
Donald P. Newman

*By:	/s/ Harlan M. Hatfield
Harlan M. Hatfield
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant guarantor has caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kerrville, State of Texas, on May 22, 2014.

DUTCH QUALITY STONE, INC.
ELDORADO SC-ACQUISITION CO.
ELDORADO STONE LLC
HEADWATERS CONSTRUCTION MATERIALS, INC.

By: *
Murphy K. Lents
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

		President (Principal Executive Officer)	May 22, 2014
*
Murphy K. Lents

		Director and Chief Financial Officer (Principal Financial and Accounting Officer)	May 22, 2014
*
Donald P. Newman

*By:	/s/ Harlan M. Hatfield
Harlan M. Hatfield
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant guarantor has caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kerrville, State of Texas, on May 22, 2014.

HCM STONE, LLC
ELDORADO STONE ACQUISITION CO., LLC
ELDORADO STONE FUNDING CO., LLC

By: *
Murphy K. Lents
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

		President (Principal Executive Officer)	May 22, 2014
*
Murphy K. Lents

		Manager and Chief Financial Officer (Principal Financial and Accounting Officer)	May 22, 2014
*
Donald P. Newman

		Manager	May 22, 2014
*
Harlan M. Hatfield

*By:	/s/ Harlan M. Hatfield
Harlan M. Hatfield
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant guarantor has caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on May 22, 2014.

HCM UTAH, LLC
HEADWATERS CONSTRUCTION MATERIALS, LLC
HCM LOUISIANA, LLC

By: *
Bobby L. Whisnant
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

		President (Principal Executive Officer)	May 22, 2014
*
Bobby L. Whisnant

		Manager and Chief Financial Officer (Principal Financial and Accounting Officer)	May 22, 2014
*
Donald P. Newman

*By:	/s/ Harlan M. Hatfield
Harlan M. Hatfield
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant guarantor has caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wixom, State of Michigan, on May 22, 2014.

TAPCO INTERNATIONAL CORPORATION
ATLANTIC SHUTTER SYSTEMS, INC.

By: *
David Ulmer
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

		President (Principal Executive Officer)	May 22, 2014
*
David Ulmer

		Director and Chief Financial Officer (Principal Financial and Accounting Officer)	May 22, 2014
*
Donald P. Newman

*By:	/s/ Harlan M. Hatfield
Harlan M. Hatfield
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant guarantor has caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South Jordan, State of Utah, on May 22, 2014.

HEADWATERS RESOURCES, INC.

HEADWATERS SERVICES CORPORATION

HEADWATERS ENERGY SERVICES CORP.

GLOBAL CLIMATE RESERVE CORPORATION

HEADWATERS PLANT SERVICES, INC.

By:	/s/ William H. Gehrmann
William H. Gehrmann
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

		President (Principal Executive Officer)	May 22, 2014
*
William H. Gehrmann

		Director and Chief Financial Officer (Principal Financial and Accounting Officer)	May 22, 2014
*
Donald P. Newman

*By:	/s/ Harlan M. Hatfield
Harlan M. Hatfield
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant guarantor has caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South Jordan, State of Utah, on May 22, 2014.

HEADWATERS TECHNOLOGY INNOVATION GROUP, INC.

By:	*
Stephanie Black
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

		President (Principal Executive Officer)	May 22, 2014
*
Stephanie Black

		Director and Chief Financial Officer (Principal Financial and Accounting Officer)	May 22, 2014
*
Donald P. Newman

*By:	/s/ Harlan M. Hatfield
Harlan M. Hatfield
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant guarantor has caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South Jordan, State of Utah, on May 22, 2014.

HEADWATERS HEAVY OIL, LLC
HEADWATERS ETHANOL OPERATORS, LLC

By:	*
Stephanie Black
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

		President (Principal Executive Officer)	May 22, 2014
*
Stephanie Black

		Manager and Chief Financial Officer (Principal Financial and Accounting Officer)	May 22, 2014
*
Donald P. Newman

		Manager	May 22, 2014
/s/ Harlan M. Hatfield
Harlan M. Hatfield

*By:	/s/ Harlan M. Hatfield
Harlan M. Hatfield
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant guarantor has caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South Jordan, State of Utah, on May 22, 2014.

HES ETHANOL HOLDINGS, LLC

HEADWATERS CTL, LLC

By:	*
Stephanie Black
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

		President (Principal Executive Officer)	May 22, 2014
*
Stephanie Black

		Manager and Chief Financial Officer (Principal Financial and Accounting Officer)	May 22, 2014
*
Donald P. Newman

*By:	/s/ Harlan M. Hatfield
Harlan M. Hatfield
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant guarantor has caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South Jordan, State of Utah, on May 22, 2014.

HEADWATERS SYNFUEL INVESTMENTS, LLC
COVOL ENGINEERED FUELS, LC
COVOL FUELS NO. 2, LLC
COVOL FUELS NO. 4, LLC
COVOL FUELS NO. 5, LLC

By:	*
William H. Gehrmann
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

		President (Principal Executive Officer)	May 22, 2014
*
William H. Gehrmann

		Manager and Chief Financial Officer (Principal Financial and Accounting Officer)	May 22, 2014
*
Donald P. Newman

		Manager	May 22, 2014
/s/ Harlan M. Hatfield
Harlan M. Hatfield

*By:	/s/ Harlan M. Hatfield
Harlan M. Hatfield
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant guarantor has caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South Jordan, State of Utah, on May 22, 2014.

ENVIRONMENTAL TECHNOLOGIES GROUP, LLC

BY: HEADWATERS ENERGY SERVICES CORP.
ITS MANAGING MEMBER

By:	*
William H. Gehrmann
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

		President of Managing Member (Principal Executive Officer)	May 22, 2014
*
William H. Gehrmann

		Manager of Managing Member and Chief Financial Officer of Managing Member (Principal Financial and Accounting Officer)	May 22, 2014
*
Donald P. Newman

*By:	/s/ Harlan M. Hatfield
Harlan M. Hatfield
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant guarantor has caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South Jordan, State of Utah, on May 22, 2014.

COVOL FUELS ALABAMA NO. 3, LLC
COVOL FUELS ALABAMA NO. 4, LLC
COVOL FUELS ALABAMA NO. 5, LLC
COVOL FUELS ALABAMA NO. 7, LLC
COVOL FUELS ROCK CRUSHER, LLC
COVOL FUELS CHINOOK, LLC

By:	*
William H. Gehrmann
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

		President (Principal Executive Officer)	May 22, 2014
*
William H. Gehrmann

		Manager and Chief Financial Officer (Principal Financial and Accounting Officer)	May 22, 2014
*
Donald P. Newman

*By:	/s/ Harlan M. Hatfield
Harlan M. Hatfield
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant guarantor has caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South Jordan, State of Utah, on May 22, 2014.

FLEXCRETE BUILDING SYSTEMS, L.C.

BY: HEADWATERS RESOURCES, INC.
ITS SOLE MEMBER

By:	*
William H. Gehrmann
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

		President of the Sole Member (Principal Executive Officer)	May 22, 2014
*
William H. Gehrmann

		Manager (Principal Financial and Accounting Officer)	May 22, 2014
*
Donald P. Newman

		Manager	May 22, 2014
/s/ Harlan M. Hatfield
Harlan M. Hatfield

*By:	/s/ Harlan M. Hatfield
Harlan M. Hatfield
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant guarantor has caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South Jordan, State of Utah, on May 22, 2014.

HEADWATERS CLEAN CARBON SERVICES LLC

By:	*
James A. Lepinski
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

		Chief Executive Officer (Principal Executive Officer)	May 22, 2014
*
James A. Lepinski

		Manager and Chief Financial Officer (Principal Financial and Accounting Officer)	May 22, 2014
*
Donald P. Newman

*By:	/s/ Harlan M. Hatfield
Harlan M. Hatfield
Attorney-in-Fact

EXHIBIT INDEX

Exhibit	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of Headwaters Incorporated (the “Registrant”), filed as Exhibit 3.1.9 to the Registrant’s Current Report on Form 8-K on March 3, 2005.

3.2	Certificate of Amendment of the Amended and Restated Certificate of Incorporation, filed as Exhibit 3.1.10 to the Registrant’s Current Report on Form 8-K on February 25, 2011.

3.3	Amended and Restated Bylaws, filed as Exhibit 3.2.5 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006.

3.4	Amendment of Amended and Restated Bylaws, filed as Exhibit 3.2.6 to the Registrant’s Current Report on Form 8-K on December 22, 2008.

4.1

Indenture related to the 7¼% Senior Notes due 2019, dated as of December 10, 2013, among the Registrant, the guarantors named therein and Wilmington Trust, National Association as trustee, filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K on December 12, 2013.

4.2	Form of 7¼% Senior Notes due 2019 (included as Exhibit A to the Indenture filed as Exhibit 4.1).

4.3

Registration Rights Agreement, dated as of December 10, 2013, among the Registrant and certain of its subsidiaries named therein, and Deutsche Bank Securities Inc., for itself and as representative of the several Initial Purchasers, filed as Exhibit 4.2 to the Registrant’s Current Report on Form 8-K on December 12, 2013.

5.1**	Opinion of Pillsbury Winthrop Shaw Pittman LLP.

5.2*	Opinion of Harlan M. Hatfield, Esq., General Counsel of the Registrant.

5.3**	Opinion of Daniel R. Shemke, P.C.

5.4*	Opinion of Wegman, Hessler & Vanderburg.

5.5*	Opinion of Rogers, Townsend & Thomas, PC.

8.1**	Tax Opinion of Pillsbury Winthrop Shaw Pittman LLP

12.1	Computation of Ratio of Earnings to Fixed Charges, filed as Exhibit 21 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013.

21.1	Subsidiaries of the Registrant, filed as Exhibit 21 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013.

23.1**	Consent of BDO USA, LLP.

23.2**	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibits 5.1 and 8.1).

24.1**	Powers of Attorney (included on signature pages hereof).

25.1**	Statement of Eligibility of Trustee.

99.1**	Form of Letter of Transmittal.

99.2**	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees.

99.3**	Form of Letter to Clients.

99.4**	Form of Notice of Guaranteed Delivery.

99.5**	Form of Instructions from Beneficial Owner.

* Filed herewith.

** Previously filed.